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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 1999

                             MOBILEMEDIA CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                   0-26320                 22-3253006
     (State or other         (Commission File No.)         (IRS Employer
      jurisdication                                     Identification No.)
    of incorporation)

            Fort Lee Executive Park, One Executive Drive, Suite 500,
                           Fort Lee, New Jersey 07024
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 224-9200
              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Changes in Control of Registrant.
               Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
               Not Applicable.

Item 3.   Bankruptcy or Receivership.
               Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
               Not Applicable.

Item 5.   Other Events.

          On February 8, 1999, MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all of the subsidiaries of MobileMedia Communications (collectively, the "Companies") filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") their monthly operating report for the month ended
December 31, 1998 which is attached hereto as Exhibit 99.1.

Item 6.   Resignations of Registrant's Directors.
               Not Applicable.

Item 7.   Financial Statements and Exhibits.
               Not Applicable.

Item 8.   Change in Fiscal Year.
               Not Applicable.




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            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 9, 1999             MOBILEMEDIA CORPORATION

                                    By: /s/ David R. Gibson
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                                        David R. Gibson
                                        Senior Vice President and
                                        Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit                                                          Page
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Exhibit 99.1--Monthly Operating Report




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